SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2010

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

1-9046	27-0726696
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714

(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:

(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2010, Cablevision Systems Corporation (“Cablevision”) entered into a new employment agreement (the “Employment Agreement”) with Michael P. Huseby, its Executive Vice President and Chief Financial Officer.  The Employment Agreement replaces Mr. Huseby’s prior employment agreement that was set to expire on October 16, 2010 and will terminate on October 16, 2012.

The Employment Agreement provides for a minimum annual base salary of $1,020,000, subject to review and potential increase by Cablevision in its sole discretion.  Mr. Huseby is also eligible to participate in Cablevision’s discretionary annual bonus program with an annual target bonus opportunity equal to 90% of salary.  The decision of whether or not to pay a bonus, and the amount of that bonus, if any, is made by Cablevision in its sole discretion.  Mr. Huseby is also eligible to participate in such equity and other long-term incentive programs that are made available to similarly situated executives at Cablevision.  Any such awards would be subject to actual grant to Mr. Huseby by the Compensation Committee of the Board of Directors of Cablevision in its sole discretion, would be pursuant to the applicable plan document and would be subject to terms and conditions established by the Compensation Committee in its sole discretion.  Mr. Huseby remains eligible for Cablevision’s standard benefits programs at the levels that are made available to similarly situated executives at Cablevision.

If Mr. Huseby’s employment with Cablevision is terminated prior to October 16, 2012 (i) by Cablevision (other than for Cause (as defined in the Employment Agreement)) or (ii) by Mr. Huseby for Good Reason (as defined in the Employment Agreement) (other than if Cause then exists) then, subject to Mr. Huseby’s execution of a severance agreement satisfactory to Cablevision (including, without limitation, non-compete (limited to one year), non-disparagement, non-solicitation, confidentiality, and further cooperation obligations and restrictions on Mr. Huseby as well as a general release by Mr. Huseby of Cablevision and its affiliates), Cablevision has agreed to provide Mr. Huseby with the following:

•      severance in an amount no less than two times the sum of Mr. Huseby’s annual base salary and annual target bonus as in effect at the time of termination of employment;

•      a prorated bonus based on the amount of Mr. Huseby’s base salary actually earned during the calendar year through the termination date;

•      any restricted shares granted to Mr. Huseby by Cablevision prior to October 16, 2008 (to the extent then still outstanding and not previously forfeited) shall fully vest and all restrictions related thereto shall be eliminated; and

•      a prorated target award amount of the performance awards granted to Mr. Huseby prior to October 16, 2008 (to the extent then still outstanding and not previously forfeited) shall vest based on the number of full months of the three-calendar year performance period of the relevant award that Mr. Huseby was employed by Cablevision, with any payment remaining subject to the relevant performance objectives.

Mr. Huseby’s employment is at will and may be terminated by Mr. Huseby or Cablevision at any time, with or without notice or reason.

The Employment Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the Employment Agreement contained herein is qualified in its entirety by reference to the Employment Agreement which is incorporated into this Item 5.02 by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 21, 2010, Cablevision held its Annual Meeting of Shareholders at which (i) the holders of Cablevision NY Group Class A common stock (“Class A shareholders”) voted upon the election of Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the holders of Cablevision NY Group Class B common stock (“Class B shareholders”) voted upon the election of Rand V. Araskog, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan , Brad Dorsogna, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan-Weber to the Board for one-year terms and (iii) the Class A shareholders and the Class B shareholders, voting together as a single class, voted upon the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2010 fiscal year.

The Class A shareholders elected all five director nominees on which they voted, the Class B shareholders approved all twelve director nominees on which they voted and the Class A shareholders and Class B shareholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2010 fiscal year.  The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A shareholders have one vote per share and Class B shareholders have ten votes per share with respect to matters on which both classes of shares vote together as a single class.  Accordingly, the vote count for the shareholder vote on the ratification of the appointment of our independent registered accounting firm for the 2010 fiscal year reflects ten votes with respect to each share of Cablevision NY Group Class B common stock.

	For	Withheld	Broker Non-Votes
Election of Directors by Class A shareholders:

Zachary W. Carter	193,133,702	3,691,836	13,827,296
Thomas V. Reifenheiser	94,942,542	101,882,996	13,827,296
John R. Ryan	94,945,919	101,879,619	13,827,296
Vincent Tese	78,345,645	118,479,893	13,827,296
Leonard Tow	192,799,222	4,026,316	13,827,296

Election of Directors by Class B shareholders:

Rand V. Araskog	For:	54,354,251
Frank J. Biondi	Withheld:	0
Charles F. Dolan
James L. Dolan
Kathleen M. Dolan
Kristin A. Dolan
Patrick F. Dolan
Thomas C. Dolan
Brad Dorsogna
Deborah Dolan-Sweeney
Brian G. Sweeney
Marianne Dolan-Weber

Each of the above nominees for election by the Class B shareholders received the same vote as indicated above.

Ratification of Appointment of KPMG LLP:	For:	751,984,993
	Against:	2,187,428
	Abstain:	22,923

Item 8.01.                                          Other Events

This Form 8-K hereby amends the combined Annual Report on Form 10-K for the year ended December 31, 2009 as separately filed by Cablevision Systems Corporation and CSC Holdings, LLC (collectively with Cablevision, the “Company”), as originally filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2010 (the “Original Filing”) to reclassify the assets and liabilities of Madison Square Garden, Inc. (“Madison Square Garden”), a company which owns the sports, entertainment and media businesses previously owned and operated by the Company’s Madison Square Garden segment as assets distributed to shareholders/member and liabilities distributed to shareholders/member on the consolidated balance sheets and as discontinued operations in the consolidated statements of operations and cash flows for all periods presented.  All assets and liabilities distributed to shareholders/member are excluded from the footnotes unless otherwise noted.  Amounts due to or due from Madison Square Garden that were previously eliminated in consolidation are now being presented as accounts payable to affiliates or advances to affiliates on the Company’s balance sheets for all periods presented.  See Note 1 of the Combined Notes to Consolidated Financial Statements.

This Form 8-K only amends and reclassifies Item 6, 7 and 8 and 15(a)(2) of the Original Filing, in each case, solely as a result of, and to reflect the reclassifications discussed above, and no other Items in the Original Filing are amended hereby.  In addition, pursuant to rules of the SEC, Item 15 of Part IV of the Original Filing has been amended to contain the consents of the Company’s independent registered public accounting firm.  The consents of the Company’s independent registered public accounting firm are attached to this Form 8-K as Exhibit 99.4 and Exhibit 99.5.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1	Employment Agreement, dated as of May 21, 2010, between Cablevision Systems Corporation and Michael P. Huseby.

99.1	Selected Financial Data comprising Item 6 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations comprising Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

99.3	Financial Statements and Schedule comprising Item 8 and Item 15(a)(2) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

99.4	Consent of Independent Registered Public Accounting Firm.

99.5	Consent of Independent Registered Public Accounting Firm.

101

The following financial statements from Cablevision Systems Corporation’s and CSC Holdings LLC’s Current Report on Form 8-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission on May 21, 2010, formatted in XBRL (eXtensible Business Reporting Language):  (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Operations; (iii) the Consolidated Statements of Cash Flows; (iv) the Consolidated Statements of Stockholders’ Deficiency and Comprehensive Income (Loss) of Cablevision and the Consolidated Statements of Changes in Total Deficiency and Comprehensive Income (Loss) of CSC Holdings, LLC; and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and
Principal Accounting Officer

Dated: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, LLC

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and
Principal Accounting Officer

Dated: May 21, 2010